Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Mid Cap Stock Fund

For the period ended March 31, 2022

Schedule of Investments (unaudited)

March 31, 2022

Investments	Shares		Fair Value
LONG-TERM INVESTMENTS 98.20%

COMMON STOCKS 98.20%

Aerospace & Defense 1.89%
Curtiss-Wright Corp.		177,430	$26,642,889

Automobiles 1.14%
Harley-Davidson, Inc.		407,890	16,070,866

Banks 5.33%
East West Bancorp, Inc.		294,770	23,292,726
First Citizens BancShares, Inc. Class A		15,317	10,194,995
PacWest Bancorp		477,080	20,576,460
Popular, Inc.		256,808	20,991,486
Total			75,055,667

Beverages 1.02%
Carlsberg A/S Class B(a)	DKK	117,170	14,383,953

Biotechnology 1.32%
Horizon Therapeutics plc*		176,520	18,571,669

Building Products 2.46%
Carlisle Cos., Inc.		57,390	14,113,349
Masco Corp.		403,290	20,567,790
Total			34,681,139

Capital Markets 4.66%
Ameriprise Financial, Inc.		98,220	29,501,359
Evercore, Inc. Class A		116,460	12,964,327
KKR & Co., Inc.		395,700	23,136,579
Total			65,602,265

Chemicals 3.60%
Corteva, Inc.		315,734	18,148,390
Nutrien Ltd. (Canada)(b)		70,700	7,352,093
Valvoline, Inc.		798,460	25,199,398
Total			50,699,881

Communications Equipment 1.70%
F5 Networks, Inc.*		114,510	23,926,864
Investments	Shares	Fair Value
Construction & Engineering 2.95%
AECOM	244,950	$18,814,610
EMCOR Group, Inc.	202,050	22,756,891
Total		41,571,501

Construction Materials 1.42%
Eagle Materials, Inc.	155,720	19,988,219

Containers & Packaging 1.01%
Avery Dennison Corp.	81,720	14,216,828

Diversified Financial Services 1.54%
Equitable Holdings, Inc.	699,330	21,616,290

Electric: Utilities 4.64%
Entergy Corp.	184,810	21,576,568
NRG Energy, Inc.	565,400	21,688,744
Portland General Electric Co.	400,936	22,111,620
Total		65,376,932

Electrical Equipment 1.37%
Sensata Technologies Holding plc*	379,640	19,304,694

Electronic Equipment, Instruments & Components 1.67%
Teledyne Technologies, Inc.*	49,750	23,513,343

Energy Equipment & Services 1.68%
NOV, Inc.	1,203,650	23,603,576

Equity Real Estate Investment Trusts 7.95%
Alexandria Real Estate Equities, Inc.	100,210	20,167,262
Camden Property Trust	152,920	25,415,304
Duke Realty Corp.	390,060	22,646,884
Kimco Realty Corp.	898,286	22,187,664
Life Storage, Inc.	153,530	21,560,218
Total		111,977,332

Food & Staples Retailing 2.35%
BJ’s Wholesale Club Holdings, Inc.*	489,170	33,072,784

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

March 31, 2022

Investments	Shares	Fair Value
Health Care Providers & Services 5.26%
AmerisourceBergen Corp.	180,960	$27,996,322
Molina Healthcare, Inc.*	79,420	26,493,718
Tenet Healthcare Corp.*	227,620	19,566,215
Total		74,056,255

Hotels, Restaurants & Leisure 2.54%
Caesars Entertainment, Inc.*	255,990	19,803,387
Hilton Worldwide Holdings, Inc.*	105,210	15,964,565
Total		35,767,952

Household Products 1.44%
Spectrum Brands Holdings, Inc.	227,873	20,216,893

Information Technology Services 2.10%
Euronet Worldwide, Inc.*	227,490	29,607,823

Insurance 8.08%
Allstate Corp. (The)	173,720	24,061,957
American Financial Group, Inc./OH	161,750	23,554,035
Arch Capital Group Ltd.*	445,940	21,592,415
Arthur J Gallagher & Co.	129,750	22,654,350
Fidelity National Financial, Inc.	448,800	21,919,392
Total		113,782,149

Machinery 7.08%
AGCO Corp.	74,680	10,905,520
Crane Co.	231,761	25,095,081
Otis Worldwide Corp.	258,130	19,863,104
Parker-Hannifin Corp.	80,490	22,839,842
Westinghouse Air Brake Technologies Corp.	218,980	21,059,307
Total		99,762,854

Media 1.25%
Nexstar Media Group, Inc. Class A	93,310	17,587,069
Investments	Shares	Fair Value
Metals & Mining 2.18%
Alcoa Corp.	161,620	$14,550,649
Reliance Steel & Aluminum Co.	88,160	16,164,136
Total		30,714,785

Multi-Utilities 1.70%
CMS Energy Corp.	343,070	23,994,316

Oil, Gas & Consumable Fuels 7.15%
Chesapeake Energy Corp.	284,700	24,768,900
Devon Energy Corp.	463,000	27,377,190
Marathon Petroleum Corp.	230,060	19,670,130
Pioneer Natural Resources Co.	115,480	28,873,464
Total		100,689,684

Pharmaceuticals 2.49%
Organon & Co.	1,003,680	35,058,542

Semiconductors & Semiconductor Equipment 2.59%
Azenta, Inc.	224,880	18,638,055
Teradyne, Inc.	151,280	17,885,834
Total		36,523,889

Specialty Retail 1.25%
Williams-Sonoma, Inc.	121,830	17,665,350

Technology Hardware, Storage & Peripherals 1.90%
NetApp, Inc.	321,570	26,690,310

Trading Companies & Distributors 1.49%
AerCap Holdings NV (Ireland)*(b)	418,000	21,017,040
Total Common Stocks (cost $1,139,106,722)		1,383,011,603

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

March 31, 2022

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.63%

Repurchase Agreements 1.63%
Repurchase Agreement dated 3/31/2022, 0.00% due 4/1/2022 with Fixed Income Clearing Corp. collateralized by $10,623,000 of U.S. Treasury Inflation Indexed Bond at 3.625% due 04/15; value: $23,414,660; proceeds: $22,955,467 (cost $22,955,467)	$22,955,467	$22,955,467

Total Investments in Securities 99.83% (cost $1,162,062,189)		1,405,967,070

Other Assets and Liabilities – Net 0.17%		2,404,471

Net Assets 100.00%		$1,408,371,541

DKK	Danish Krone.
*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$—	$14,383,953	$—	$14,383,953
Remaining Industries	1,368,627,650	—	—	1,368,627,650
Short-Term Investments
Repurchase Agreements	—	22,955,467	—	22,955,467
Total	$1,368,627,650	$37,339,420	$—	$1,405,967,070

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by pthe Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or

Notes to Schedule of Investments (unaudited)(continued)

the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of March 31, 2022 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax returns. The statute of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

Notes to Schedule of Investments (unaudited)(concluded)

The initial collateral received by the Funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of March 31, 2022 the fund did not loan any securities.

QPHR-MIDCAP-1Q
(05/22)